UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): September 6, 2007
(August 30, 2007)
QUANTA SERVICES, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-13831	74-2851603
(Commission File No.)	(IRS Employer Identification No.)
1360 Post Oak Boulevard, Suite 2100
Houston, Texas 77056
(Address of principal executive offices, including ZIP code)
(713) 629-7600
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 1.02 Termination of a Material Definitive Agreement.
Item 2.01 Completion of Acquisition or Disposition of Assets.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Exhibit Index
First Amendment to Amended and Restated Credit Agreement
First Amendment to Amended and Restated Pledge Agreement
Assignment and Assumption Agreement
Amendment No. 1 to Amended and Restated Management Agreement for David R. Helwig
Amendment No. 1 to Amended and Restated Management Agreement for Terence R. Montgomery
Amendment No. 1 to Amended and Restated Management Agreement for R. Barry Sauder
The Quanta Services, Inc. and InfraSource Services, Inc. Joint Press Release

Item 1.01 Entry into a Material Definitive Agreement.
First Amendment to Amended and Restated Credit Agreement.
     Effective August 30, 2007, Quanta Services, Inc., a Delaware corporation (“Quanta”) entered into the First Amendment to Amended and Restated Credit Agreement (the “First Amendment to the Credit Agreement”), which amended that certain Amended and Restated Credit Agreement, dated as of June 12, 2006, by and among Quanta Services, Inc., as Borrower, the subsidiaries of Quanta Services, Inc. identified therein, as Guarantors, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and the Lenders party thereto (the “Credit Agreement”). The First Amendment to the Credit Agreement was entered into in connection with the consummation of the Merger (described below in Item 2.01 of this Current Report on Form 8-K), amending, among other terms, the timing of (a) the requirement of Quanta and its subsidiaries to pledge certain regulated assets acquired in the Merger and (b) the requirement of Quanta’s regulated subsidiaries acquired in the Merger to become guarantors under the Credit Agreement. Additionally, the First Amendment to the Credit Agreement provided an exception to the pledge of certain licenses, added certain security interests as permitted liens, added certain surety bonds acquired in the Merger as permitted indebtedness and added the sale of certain assets as a permitted disposition. Quanta and its subsidiaries party thereto entered into the First Amendment to the Amended and Restated Pledge Agreement (the “First Amendment to the Pledge Agreement”) in connection with the First Amendment to the Credit Agreement. Following the consummation of the Merger, Quanta will pledge the stock and assets of InfraSource Services, Inc., a Delaware corporation (“InfraSource”), and its subsidiaries pursuant to the terms of the Credit Agreement as amended by the First Amendment to the Credit Agreement.
     The description of the First Amendment to the Credit Agreement and the First Amendment to the Pledge Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the provisions of the First Amendment to the Credit Agreement and the First Amendment to the Pledge Agreement, which are filed hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.
Assignment and Assumption Agreement.
     In connection with the acquisition of InfraSource (as further described in Item 2.01 of this Current Report on Form 8-K), Quanta entered into an Assignment and Assumption Agreement with InfraSource dated August 30, 2007 (the “Assignment and Assumption Agreement”). Pursuant to the Assignment and Assumption Agreement, Quanta assumed all rights and obligations under InfraSource’s 2003 Omnibus Stock Incentive Plan (the “2003 Plan”) and InfraSource’s 2004 Omnibus Stock Incentive Plan (the “2004 Plan”), in each case as amended. Effective August 30, 2007, each of the 2003 Plan and the 2004 Plan was renamed the Quanta Services, Inc. 2003 Omnibus Stock Incentive Plan and the Quanta Services, Inc. 2004 Omnibus Stock Incentive Plan, respectively.
     The description of the Assignment and Assumption Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the provisions of the Assignment and Assumption Agreement, which is filed hereto as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.
     In connection with the acquisition of InfraSource (as further described in Item 2.01 of this Current Report on Form 8-K) and the Assignment and Assumption Agreement, Quanta assumed all rights and obligations of the 2003 Plan and the 2004 Plan. The 2003 Plan was previously terminated by InfraSource and accordingly no further awards have been made since termination under the 2003 Plan. Quanta terminated the 2004 Plan effective as of August 30, 2007 and no further awards will be made pursuant to the 2004 Plan.
Item 2.01 Completion of Acquisition or Disposition of Assets.
     On August 30, 2007, Quanta announced that it had completed the previously announced acquisition of InfraSource. Pursuant to the terms and conditions of the Agreement and Plan of Merger (the “Merger Agreement”), by and among Quanta, InfraSource, and Quanta MS Acquisition, Inc., a Delaware corporation and a wholly owned subsidiary of Quanta (the “Merger Sub”), dated as of March 18, 2007, Merger Sub was merged with and into InfraSource, with InfraSource surviving the merger and becoming a wholly owned subsidiary of Quanta (the “Merger”).
     Pursuant to the Merger Agreement, Quanta issued to InfraSource’s stockholders 1.223 shares of its common stock for each share of InfraSource common stock, or a total of approximately 50.2 million shares of Quanta common stock. As of August 30, 2007, Quanta’s stockholders and InfraSource’s stockholders hold approximately 75% and 25%, respectively, of the combined company’s common stock outstanding on a fully diluted basis (including shares issuable pursuant to outstanding options and convertible securities).
     A copy of the Merger Agreement has been filed with the Securities and Exchange Commission (the “SEC”) as Exhibit 2.1 to Quanta’s Current Report on Form 8-K filed with the SEC on March 19, 2007 and is incorporated into this Item 2.01 by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated in this Item 2.03 by reference.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Directors.
     In connection with the Merger described in Item 2.01 of this Current Report on Form 8-K and pursuant to the terms of the Merger Agreement, the Board of Directors of Quanta (the “Board”) has appointed three former directors of InfraSource, David R. Helwig, J. Michal Conaway and Frederick W. Buckman, as members of the Board, effective August 30, 2007. Messrs. Conaway and Buckman are “independent” directors within the meaning of the NYSE’s corporate governance listing standards. Each director will serve until the date of Quanta’s 2008 annual meeting of stockholders or until his earlier resignation or removal. As a result of such appointment, the total number of directors on the Board has increased to fourteen directors, of whom nine are classified as “independent.” Upon joining the Board, Messrs. Helwig, Conaway and Buckman are not expected to serve on any of the independent committees of the Board.
     Following is a brief biography of each director appointed on the Board in connection with the Merger:
     Frederick W. Buckman, age 61, has been a member of the Board since August 30, 2007. He has served as President of Frederick Buckman, Inc., a consulting firm, since 1998. He served as Chairman and Chief Executive Officer of Trans-Elect, Inc., an independent electric transmission company, from 1999 until April 2005. Mr. Buckman serves as a director of StanCorp Financial Group, Inc., MMC Energy, Inc. and Terra Systems, Inc., and previously served as a director of InfraSource. Mr. Buckman holds a doctorate in Nuclear Engineering degree.
     J. Michal Conaway, age 58, has been a member of the Board since August 30, 2007. He has served as the Chief Executive Officer of Peregrine Group, LLC, an executive consulting firm, since 2002. Prior to 2000, Mr. Conaway held various management and executive positions, including serving as Chief Financial Officer of Fluor Corporation, an engineering, procurement, construction and maintenance services provider. He previously served as a director of InfraSource. Mr. Conaway holds an M.B.A. degree and is a Certified Public Accountant.
     David R. Helwig, age 56, has been a member of the Board since August 30, 2007. He has served as President of Helwig Consulting Services, LLC, a general business consulting firm, since August 2007. He served as Chairman of the Board, Chief Executive Officer, Chief Operating Officer and President of InfraSource, from September 2003 until August 2007, as President and as Chief Operating Officer of InfraSource Incorporated, a transmission and distribution infrastructure services provider and predecessor to InfraSource, from April 2002 until September 2003, and as Executive Vice President of Commonwealth Edison, an electric utility, from October 2000 until April 2002. Mr. Helwig holds a Master of Science in Mechanical Engineering degree.
     The appointed directors will be compensated for their services on the Board in the same manner as the other Board members. In addition to standard fees paid by Quanta to its directors for attending meetings of the Board, each of Messrs. Helwig, Conaway and Buckman will receive an initial cash retainer payment of $30,000 and an annual award of shares of Quanta restricted stock having a value of $75,000, each amount prorated for the period from the appointment to the Board until the next annual meeting of stockholders. Unless their service is interrupted, shares of restricted stock awarded to each of Messrs. Helwig, Conaway and Buckman will vest over three years in three equal annual installments. Any unvested shares of restricted stock will vest in full if the director is not nominated for or elected to a new term or resigns at Quanta’s convenience. If the director voluntarily resigns or is asked to resign, or is removed for cause prior to vesting, all unvested shares of restricted stock will be forfeited.
     Pursuant to the terms of the Quanta Services, Inc. 2007 Stock Incentive Plan (the “2007 Plan”) and the Form of Non-Employee Director Restricted Stock Agreement under the 2007 Plan (the “Restricted Stock Form Agreement”), Quanta will enter into such Restricted Stock

Form Agreement with each of Messrs. Helwig, Conaway and Buckman. The description of the terms of the restricted stock grants set forth above does not purport to be complete and is qualified in its entirety by reference to the provisions of the 2007 Plan and the Restricted Stock Form Agreement, which were previously filed with the SEC as Exhibit 99.1 to Quanta’s Current Report on Form 8-K on May 29, 2007 and as Exhibit 99.3 to Quanta’s Current Report on Form 8-K filed on May 29, 2007, respectively, and are incorporated into this Item 5.02 by reference.
     Quanta will also enter into an Indemnity Agreement with each of Messrs. Helwig, Conaway and Buckman. The form of Indemnity Agreement to be entered into with each director was previously filed with the SEC as Exhibit 10.1 to Quanta’s Current Report on Form 8-K filed on May 31, 2005 and is incorporated into this Item 5.02 by reference.
Management Agreement with Mr. Helwig.
     Mr. Helwig terminated his employment with InfraSource on August 30, 2007, effective upon consummation of the Merger. Pursuant to his Amended and Restated Management Agreement with InfraSource (the “Management Agreement”), he will receive severance payments and accelerated vesting of his existing equity awards free of forfeiture restrictions. Mr. Helwig’s severance will be paid in a lump sum equal to an amount in the aggregate of two times the sum of Mr. Helwig’s base salary and target bonus for 2007. Mr. Helwig will receive a prorated bonus for the portion of his employment in 2007. Mr. Helwig will also continue to receive health insurance benefits for not more than twenty-four months following such termination. Mr. Helwig will receive approximately $8,111,161 as compensation under his Management Agreement, consisting of severance, prorated bonus, the value attributable to health insurance benefits and the value attributable to the acceleration of unvested equity awards.
     On August 30, 2007, InfraSource and Mr. Helwig entered into Amendment No. 1 to the Management Agreement (the “Helwig Management Agreement Amendment”) primarily to make certain revisions for purposes of Section 409A of the Internal Revenue Code of 1986, as amended.
     The description of the Management Agreement and the Helwig Management Agreement Amendment set forth above does not purport to be complete and is qualified in its entirety by reference to the provisions of the Management Agreement and the Helwig Management Agreement Amendment. The Management Agreement is filed as Exhibit 10.1 to InfraSource’s Current Report on Form 8-K filed with the SEC on January 5, 2007 and is incorporated into this Item 5.02 by reference. A copy of the Helwig Management Agreement Amendment is attached hereto as Exhibit 10.8 and is incorporated into this Item 5.02 by reference.
Amendments to Management Agreements of InfraSource’s Executive Officers.
     In connection with the Merger, on August 30, 2007, InfraSource and certain of its officers, including two former named executive officers (in addition to Mr. Helwig as discussed above, Mr. Terence R. Montgomery, InfraSource’s Chief Financial Officer and Mr. R. Barry Sauder, InfraSource’s Chief Accounting Officer), entered into amendments to their existing management agreements with InfraSource (the “Management Agreement Amendments”) to make certain revisions for purposes of Section 409A of the Internal Revenue Code of 1986, as amended, and, in the case of Mr. Sauder, to set forth the terms of any transition services to be rendered to Quanta following consummation of the Merger.
     The description of the Management Agreement Amendments set forth above does not purport to be complete and is qualified in its entirety by reference to the provisions of the Amendment No. 1 to Amended and Restated Management Agreement of Mr. Montgomery and Mr. Sauder, copies of which are attached hereto as Exhibit 10.9 and Exhibit 10.10, respectively, and are incorporated into this Item 5.02 by reference.
Item 7.01 Regulation FD Disclosure.
Completion of InfraSource Acquisition.
     On August 30, 2007, Quanta and InfraSource announced that Quanta completed its previously announced acquisition of InfraSource. At a special meeting of stockholders held on August 30, 2007, in Philadelphia, Pennsylvania, the InfraSource stockholders approved and adopted the Merger Agreement. At a special meeting of stockholders held on August 30, 2007, in Houston, Texas, the Quanta stockholders approved the issuance of additional shares of Quanta common stock to InfraSource stockholders. Pursuant to the Merger Agreement, Quanta issued to InfraSource stockholders 1.223 shares of its common stock for each share of InfraSource common stock, or a total of approximately 50.2 million shares of Quanta common stock. A copy of the Quanta and InfraSource joint press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     The information furnished in this Current Report under the heading “Item 7.01 Regulation FD Disclosure” including Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.
     To the extent required by this item, financial statements of InfraSource will be filed as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report is required to be filed.
(b)	Pro Forma Financial Information.
     To the extent required by this item, pro forma financial information will be filed as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report is required to be filed.
(d)	Exhibits.

Exhibit No.	Exhibit

2.1	Agreement and Plan of Merger dated as of March 18, 2007, by and among Quanta Services, Inc., InfraSource Services, Inc. and Quanta MS Acquisition, Inc. (incorporated by reference to Exhibit 2.1 to Quanta Services’ Current Report on Form 8-K filed on March 19, 2007).

Exhibit No.	Exhibit

10.1	First Amendment to Amended and Restated Credit Agreement, dated as of August 30, 2007, among Quanta Services, Inc., as Borrower, the subsidiaries of Quanta Services, Inc. identified therein, as Guarantors, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and the Lenders party thereto.

10.2	First Amendment to Amended and Restated Pledge Agreement, dated as of August 30, 2007, among Quanta Services, Inc., the other Pledgors identified therein and Bank of America, N.A., as Administrative Agent for the Lenders.

10.3*	Assignment and Assumption Agreement dated as of August 30, 2007, by and between InfraSource Services, Inc. and Quanta Services, Inc.

10.4*	Quanta Services, Inc. 2007 Stock Incentive Plan (incorporated by reference to Exhibit 99.1 to Quanta Services’ Current Report on Form 8-K filed on May 29, 2007).

10.5*	Quanta Services, Inc. 2007 Stock Incentive Plan Form of Non-Employee Director Restricted Stock Agreement (incorporated by reference to Exhibit 99.3 to Quanta Services’ Current Report on Form 8-K filed May 29, 2007).

10.6*	Quanta Services, Inc. Form of Indemnity Agreement (incorporated by reference to Exhibit 10.1 to Quanta Services’ Current Report on Form 8-K filed on May 31, 2005).

10.7*	Amended and Restated Management Agreement by and between InfraSource Services, Inc. and David R. Helwig dated December 29, 2006 (incorporated by reference to Exhibit 10.1 to InfraSource Services’ Current Report on Form 8-K filed on January 5, 2007).

10.8*	Amendment No. 1 to Amended and Restated Management Agreement by and between InfraSource Services, Inc. and David R. Helwig dated August 30, 2007.

10.9*	Amendment No. 1 to Amended and Restated Management Agreement by and between InfraSource Services, Inc. and Terence R. Montgomery dated August 30, 2007.

10.10*	Amendment No. 1 to Amended and Restated Management Agreement by and between InfraSource Services, Inc. and R. Barry Sauder dated August 30, 2007.

Exhibit No.	Exhibit

99.1	The Quanta Services, Inc. and InfraSource Services, Inc. joint press release dated August 30, 2007, entitled “Quanta Services, Inc. Acquires InfraSource Services, Inc. in All-Stock Transaction.”

*	Management contracts or compensatory plans or arrangements

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: September 6, 2007

QUANTA SERVICES, INC.
By:	/s/ TANA L. POOL
	Name:	Tana L. Pool
	Title:	Vice President and General Counsel

Exhibit Index

Exhibit No.	Exhibit

2.1	Agreement and Plan of Merger dated as of March 18, 2007, by and among Quanta Services, Inc., InfraSource Services, Inc. and Quanta MS Acquisition, Inc. (incorporated by reference to Exhibit 2.1 to Quanta Services’ Current Report on Form 8-K filed on March 19, 2007).

10.1	First Amendment to Amended and Restated Credit Agreement, dated as of August 30, 2007, among Quanta Services, Inc., as Borrower, the subsidiaries of Quanta Services, Inc. identified therein, as Guarantors, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and the Lenders party thereto.

10.2	First Amendment to Amended and Restated Pledge Agreement, dated as of August 30, 2007, among Quanta Services, Inc., the other Pledgors identified therein and Bank of America, N.A., as Administrative Agent for the Lenders.

10.3*	Assignment and Assumption Agreement dated as of August 30, 2007, by and between InfraSource Services, Inc. and Quanta Services, Inc.

10.4*	Quanta Services, Inc. 2007 Stock Incentive Plan (incorporated by reference to Exhibit 99.1 to Quanta Services’ Current Report on Form 8-K filed on May 29, 2007).

10.5*	Quanta Services, Inc. 2007 Stock Incentive Plan Form of Non-Employee Director Restricted Stock Agreement (incorporated by reference to Exhibit 99.3 to Quanta Services’ Current Report on Form 8-K filed May 29, 2007).

10.6*	Quanta Services, Inc. Form of Indemnity Agreement (incorporated by reference to Exhibit 10.1 to Quanta Services’ Current Report on Form 8-K filed on May 31, 2005).

10.7*	Amended and Restated Management Agreement by and between InfraSource Services, Inc. and David R. Helwig dated December 29, 2006 (incorporated by reference to Exhibit 10.1 to InfraSource Services’ Current Report on Form 8-K filed on January 5, 2007).

10.8*	Amendment No. 1 to Amended and Restated Management Agreement by and between InfraSource Services, Inc. and David R. Helwig dated August 30, 2007.

Exhibit No.	Exhibit

10.9*	Amendment No. 1 to Amended and Restated Management Agreement by and between InfraSource Services, Inc. and Terence R. Montgomery dated August 30, 2007.

10.10*	Amendment No. 1 to Amended and Restated Management Agreement by and between InfraSource Services, Inc. and R. Barry Sauder dated August 30, 2007.

99.1	The Quanta Services, Inc. and InfraSource Services, Inc. joint press release dated August 30, 2007, entitled “Quanta Services, Inc. Acquires InfraSource Services, Inc. in All-Stock Transaction.”

*	Management contracts or compensatory plans or arrangements